URSTADT BIDDLE PROPERTIES INC.

                               321 RAILROAD AVENUE

                          GREENWICH, CONNECTICUT 06830




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 March 10, 2004


Notice is hereby given that the Annual Meeting of Stockholders of Urstadt Biddle Properties Inc. will be held at Doral Arrowwood, Anderson Hill Road, Rye Brook, New York, on Wednesday, March 10, 2004, at 11:00 a.m. for the following purposes:

         1. To elect one Director to serve for one year and to elect three Directors to serve for three years;

         2. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for one year;

         3. To amend the Company's Dividend Reinvestment and Share Purchase
            Plan;

         4. To amend the Company's Restricted Stock Award Plan; and

         5. To transact such other business as may properly come before the meeting or any adjournments thereof.

Stockholders of record as of the close of business on January 26, 2004 are entitled to notice of and to vote at the Meeting.

         WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY
                            IN THE ENCLOSED ENVELOPE.


                                             By Order of the Directors



                                             THOMAS D. MYERS
                                             Secretary

February 2, 2004

                         URSTADT BIDDLE PROPERTIES INC.

                               321 RAILROAD AVENUE
                          GREENWICH, CONNECTICUT 06830




                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                          to be held on March 10, 2004


         This Proxy Statement is furnished to stockholders of Urstadt Biddle Properties Inc., a Maryland corporation (hereinafter called the "Company"), in connection with the solicitation of proxies in the form enclosed herewith for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at Doral Arrowwood, Anderson Hill Road, Rye Brook, New York, on March 10, 2004 at 11:00 a.m. for the purposes set forth in the Notice of Meeting.

         The solicitation is made on behalf of the Directors of the Company and the costs of the solicitation will be borne by the Company. Directors, officers and employees of the Company and its affiliates may also solicit proxies by telephone, fax or personal interview. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the shares.

         Holders of record of Class A Common Shares and Common Shares of the Company as of the close of business on the record date, January 26, 2004, are entitled to receive notice of, and to vote at, the Meeting. The outstanding Class A Common Shares and Common Shares constitute the only classes of securities entitled to vote at the Meeting. Each Common Share entitles the holder thereof to one vote and each Class A Common Share entitles the holder thereof to 1/20 of one vote. At the close of business on January 26, 2004, there were ____________ Class A Common Shares issued and outstanding and ______________ Common Shares issued and outstanding.

         Shares represented by proxies in the form enclosed, if such proxies are properly executed and returned and not revoked, will be voted as specified, but where no specification is made, the shares will be voted as follows: (i) FOR the election of the four Directors; (ii) FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the ensuing fiscal year; (iii) FOR the amendment of the Company's Dividend Reinvestment and Share Purchase Plan; (iv) FOR the amendment of the Company's Restricted Stock Award Plan; and, as to any other matter which may properly come before the Meeting, in the named proxies' discretion to the extent permitted under relevant laws and regulations. To be voted, proxies must be filed with the Secretary of the Company prior to voting. Proxies may be revoked at any time before exercise by filing a notice of such revocation, by filing a later dated proxy with the Secretary of the Company or by voting in person at the Meeting.

         The Annual Report to stockholders for the Company's fiscal year ended October 31, 2003 has been mailed with or prior to this Proxy Statement. This Proxy Statement and the enclosed proxy were mailed to stockholders on or about February 2, 2004. The principal executive offices of the Company are located at 321 Railroad Avenue, Greenwich, Connecticut 06830 (telephone: 203-863-8200; fax:
203-861-6755).

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

Pursuant to Section 6.2 of the Articles of Incorporation, the Directors are divided into three classes serving three-year terms. Four Directors are to be elected at the Meeting. Mr. Charles D. Urstadt, currently a Director in Class I whose term expires at the upcoming Annual Meeting, has been nominated by the Board of Directors for election as a Director to fill a vacancy among Class II, to hold office together with the other Class II Directors until the year 2005 Annual Meeting and until his successor has been elected and shall qualify. The Board of Directors also has nominated Mr. Robert J. Mueller, who is not currently a Director, and Messrs. Willing L. Biddle and E. Virgil Conway, presently Directors in Class I, for election as Directors in Class I to hold office until the year 2007 Annual Meeting and until their successors have been elected and shall qualify.


                (NOMINATED FOR ELECTION, TO SERVE AMONG CLASS II
                                  FOR ONE YEAR)

                                          Principal Occupation                                        Director
                                         For the Past Five Years                                     Continuous       Term to
 Name                                   And Current Directorships                          Age          Since          Expire
 ----                                   -------------------------                          ---          -----          ------
Charles D. Urstadt (E)         President and Director,  Urstadt Property Company,  Inc.     44           1997           2005
                               (since 1990);  Executive  Vice  President,  Brown Harris
                               Stevens,   LLC;   (1992-2001);   Publisher,   New   York
                               Construction   News   (1984-1992);   Member,   Board  of
                               Consultants  of  the  Company   (1991-1997);   Director,
                               Friends of Channel 13 (1992-2001); Board Member,
                               New York State Board for Historic Preservation
                               (1996-2002); President and Director, East Side
                               Association (1994-1997); Director, New York
                               Building Congress (1988-1992).



                 (NOMINATED FOR ELECTION, TO SERVE AMONG CLASS I
                                FOR THREE YEARS)


Robert J. Mueller, Age 62, is a Senior Executive Vice President of The Bank of New York where his responsibilities include the Bank's trading operations, commercial real estate lending, regional commercial banking, residential mortgage lending and equipment leasing. He is a member of the Bank's Senior Planning Committee. Mr. Mueller currently serves on the Boards of the Community Preservation Corp., the Alliance for Downtown New York, Inc. and the Borough of Manhattan Community College Fund. He is an Advisory Board Member of Neighborhood Housing Services of New York, Inc. and chairman of the Special Business Committee for Downtown Priorities.

The Company maintains a variety of banking relationships with The Bank of New York which is also the Company's transfer agent. Mr. Mueller has announced his retirement from the Bank, effective March 31, 2004.

                            OTHER MEMBERS OF CLASS I
                      (NOMINATED FOR ELECTION, TO SERVE FOR
                                  THREE YEARS)


                                         Principal Occupation                                        Director
                                         For the Past Five Years                                     Continuous       Term to
 Name                                   And Current Directorships                          Age          Since          Expire
 ----                                   -------------------------                          ---          -----          ------

Willing L. Biddle (E)          President  and Chief  Operating  Officer of the  Company     42          1997           2007
                               since  December  1996;  Executive  Vice  President  from
                               March   1996   to    December    1996;    Senior    Vice
                               President-Management  from June 1995 to March 1996;  and
                               Vice  President  - Retail  from April 1993 to June 1995.
                               Advisory Director, Putnam Trust Company.

E. Virgil Conway (C)(N)        Chairman,    Rittenhouse   Advisors,    LLC;   Chairman,     74          1989           2007
                               Metropolitan   Transportation   Authority   (1995-2001);
                               Chairman,   Financial   Accounting   Standards  Advisory
                               Council   (1992-1995);   Chairman  and   Director,   The
                               Seamen's  Bank for Savings,  FSB  (1969-1989);  Trustee,
                               Consolidated Edison Company of New York, Inc.
                               (1970-2002); Director, Union Pacific Corporation
                               (1978-2002); Trustee, Phoenix Duff & Phelps
                               Mutual Funds; Trustee, Atlantic Mutual Insurance
                               Company (1974-2002); Director, Centennial
                               Insurance Company (1974-2002); Trustee, Josiah
                               Macy Foundation; Vice Chairman, Academy of
                               Political Science; Trustee Emeritus, Pace
                               University; Trustee Emeritus, Colgate University.

                                    CLASS II
                        (TERM OF OFFICE EXPIRES IN 2005)

                                         Principal Occupation                                        Director
                                         For the Past Five Years                                     Continuous       Term to
 Name                                   And Current Directorships                          Age          Since          Expire
 ----                                   -------------------------                          ---          -----          ------
Peter Herrick (A)(E)(N)        Retired Vice  Chairman  (1990-1992)  and  Director,  The     76           1990           2005
                               Bank  of  New  York;   President  and  Chief   Operating
                               Officer,  The  Bank of New York  (1982-1990);  President
                               and  Director,  The  Bank  of  New  York  Company,  Inc.
                               (1984-1992);   Member,  New  York  State  Banking  Board
                               (1990-1993);    Director,    Mastercard    International
                               (1985-1992);  Director,  BNY Hamilton Funds, Inc. (1992-
                               1999).

                                       4


George J. Vojta (A)(N)         Retired  Vice  Chairman  and  Director,   Bankers  Trust      68           1999          2005
                               Company (1992-1999);  Executive Vice President,  Bankers
                               Trust  Company  (1984-1992);   Member,  New  York  State
                               Banking   Board;   Director,   Private   Export  Funding
                               Corporation;  Chairman,  Wharton Financial  Institutions
                               Center;  Chairman, The Westchester Group, LLC; Director,
                               Financial  Services  Forum;  Member,  Council on Foreign
                               Relations;   Chairman,  Caux  Roundtable;   Chairman,  E
                               Standards    Forum/Financial    Standards    Foundation;
                               Chairman,  The  International  Institute  for  Corporate
                               Governance,   Member  Advisory  Board,  Yale  School  of
                               Management;  Director,  International  Executive Service
                               Corps.;   Member,   Center  for  International   Private
                               Enterprise.



                                    CLASS III
                        (TERM OF OFFICE EXPIRES IN 2006)


                                         Principal Occupation                                        Director
                                         For the Past Five Years                                     Continuous       Term to
 Name                                   And Current Directorships                          Age          Since          Expire
 ----                                   -------------------------                          ---          -----          ------
Robert R. Douglass             Of Counsel,  Milbank, Tweed, Hadley and McCloy; Chairman    72            1991           2006
(A)(C)(N)                      and Director,  Clearstream  International;  Chairman and
                               Director, Cedel International (1994-2002);
                               Retired Vice Chairman and Director, The Chase
                               Manhattan Corporation (1985 to 1993); Executive
                               Vice President, General Counsel and Secretary,
                               The Chase Manhattan Corporation (1976 to 1985);
                               Trustee, Dartmouth College (1983 to 1993);
                               Chairman, Downtown Lower Manhattan Association;
                               Chairman of Alliance for Downtown New York;
                               Member, Council on Foreign Relations.


George H.C. Lawrence           President   and  Chief   Executive   Officer,   Lawrence    66             1988          2006
(C)(N)                         Properties,  Inc. (since 1970); Honorary Trustee,  Sarah
                               Lawrence College; Director, Westchester County
                               Association; Senior Vice President and Director,
                               Kensico Cemetery; Chairman, Board of Trustees,
                               Indian River Hospital District.


Charles J. Urstadt (E)         Chairman of the Board of Directors  and Chief  Executive    75             1975          2006
                               Officer  of  the  Company  (since  1989);  Chairman  and
                               Director,  Urstadt Property Company, Inc. (a real estate
                               investment  corporation);  Vice  Chairman,  Battery Park
                               City   Authority;   Trustee,   Historic  Hudson  Valley;
                               Retired   Director,   Putnam  Trust   Company;   Trustee
                               Emeritus,  Pace University;  Retired  Trustee,  Teachers
                               Insurance and Annuity Association.

---------------------------------
(A) Member of Audit Committee
(C) Member of Compensation Committee
(E) Member of Executive Committee
(N) Member of Nominating and Corporate Governance Committee

         During the fiscal year ended October 31, 2003, the Directors held six meetings. The Directors have four standing committees: an Audit Committee, a Compensation Committee, an Executive Committee and a Nominating and Corporate Governance Committee. Each Director attended at least 75% of the aggregate total number of meetings held during the fiscal year by the Directors and by all committees of which such Director is a member.

         The Audit Committee consists of three non-employee Directors, each of whom is independent as defined in the listing standards (as amended from time to time) of the New York Stock Exchange. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities. The Committee's primary duties are to: (i) monitor the integrity of the Company's financial statements, financial reporting processes and systems of internal controls regarding finance and accounting matters; (ii) monitor the Company's compliance with legal and regulatory requirements relating to the foregoing; (iii) monitor the independence and performance of the Company's independent auditors and internal auditing function; (iv) provide an avenue of communication among the Board, the independent auditors, management and persons responsible for the internal audit function; and (v) prepare an Audit Committee report as required by the SEC to be included in the Company's annual proxy statement. The Board of Directors has approved a written charter for the Audit Committee, the full text of which is attached to this Proxy Statement as Appendix A. The charter may also be viewed on the Company's website at http:\\www.ubproperties.com. The Audit Committee has sole authority to appoint, retain, oversee and, when appropriate, terminate the independent auditors of the Company. The Committee reviews with management and the independent auditors the Company's quarterly financial statements and internal accounting procedures and controls, and reviews with the independent auditors the scope and results of the auditing engagement. Messrs. Robert R. Douglass, Peter Herrick and George J. Vojta are the current members of the Audit Committee. The Board of Directors has determined that Mr. Peter Herrick, Chair of the Committee, meets the standards of an "Audit Committee Financial Expert" as that term is defined under the Sarbanes-Oxley Act of 2002.

         The Compensation Committee consists of three non-employee Directors, each of whom is independent as defined in the listing standards (as amended from time to time) of the New York Stock Exchange. The Compensation Committee held one meeting during the fiscal year ended October 31, 2003. Key responsibilities of the Compensation Committee include: (i) reviewing the Company's overall compensation strategy to assure that it promotes shareholder interests and supports the Company's strategic objectives; (ii) reviewing and approving corporate goals and objectives relevant to compensation of the Company's Chief Executive Officer and President, evaluating those officers' performance in light of those goals and objectives and establishing the compensation of the Company's Chief Executive Officer; (iii) reviewing and recommending to the Board compensation for Directors; (iv) administering the Company's Stock Option Plan and Restricted Stock Plan and approving bonus or cash incentive plans used to compensate officers and other employees; and (v) preparing a report to be included in the Company's annual proxy statement. The Board of Directors has approved a written charter for the Compensation Committee, the text of which may be viewed on the Company's website at http:\\www.ubproperties.com. Messrs. E. Virgil Conway, Robert R. Douglass and George H. C. Lawrence are the current members of the Compensation Committee.

         The Executive Committee held two meetings during the fiscal year ended October 31, 2003. In general, the Executive Committee may exercise such powers of the Directors between meetings of the Directors as may be delegated to it by the Directors (except for certain powers of the Directors which may not be delegated). Messrs. Willing L. Biddle, Peter Herrick, Charles D. Urstadt and Charles J. Urstadt are the current members of the Executive Committee.

         The Nominating and Corporate Governance Committee was chartered after the close of the fiscal year ended October 31, 2003 and accordingly did not meet during that fiscal year. The Nominating and Corporate Governance Committee consists of five non-employee Directors, each of whom is independent as defined in the listing standards (as amended from time to time) of the New York Stock Exchange. The principal responsibilities of the Nominating and Corporate Governance Committee are to: (i) establish criteria for Board membership and selection of new Directors; (ii) recommend nominees to stand for election to the Board, including incumbent Board members and candidates for new Directors; (iii) develop and recommend a set of corporate governance principles and evaluate compliance by management and the Board with those principles and the Company's Code of Business Conduct and Ethics; and (iv) with the assistance of the Chief Executive Officer and other members of the Board, develop and periodically review succession planning for the Chief Executive Officer. In identifying suitable candidates for nomination as a Director, the Nominating and Corporate Governance Committee will consider the needs of the Board and the range of skills, experience and background required in a candidate for effective functioning of the Board. In evaluating such criteria, the Committee may take into consideration such factors as it deems appropriate including, but not limited to, a candidate's judgment, skill, experience with businesses and organizations comparable to the Company, the interplay of the candidate's experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board and any of its committees. All candidates must meet the standard of ethics set forth in the Company's Code of Business Conduct and Ethics. Nominees for the Board are typically identified by non-management members of the Board. The Committee will consider written recommendations from shareholders of the Company regarding potential nominees for election as Directors and the Committee does not intend to evaluate such nominees any differently than other nominees to the Board. Shareholders can suggest qualified candidates for Director by writing to the Company's corporate secretary at 321 Railroad Avenue, Greenwich, CT 06830. Submissions timely received (as described under "Other Matters" on page ) and which comply with the criteria outlined in this paragraph will be forwarded to the Chairperson of the Nominating and Corporate Governance Committee for review and consideration.

Mr. Mueller is being nominated for election to the Board for the first time. Mr. Mueller was initially brought to the attention of the Board of Directors by a non-management Director prior to the formation and chartering of the Nominating and Corporate Governance Committee. Mr. Mueller's nomination and the nomination of three currently serving Directors was made by the Board, acting as a whole, with Messrs. Biddle, C.D. Urstadt and C.J. Urstadt, being all of the non-independent Directors, abstaining from the vote.

The Board of Directors has approved a written charter for the Nominating and Corporate Governance Committee, the text of which may be viewed on the Company's website at http:\\www.ubproperties.com. Messrs. E. Virgil Conway, Robert R. Douglass, Peter Herrick, George H. C. Lawrence and George J. Vojta are the current members of the Nominating and Corporate Governance Committee.

         Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership of such equity securities with the Securities and Exchange Commission ("SEC"). Such persons are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that, with respect to the period from November 1, 2002 through October 31, 2003, its Directors, officers and greater than 10% beneficial owners complied with all Section 16(a) filing requirements, except that a Form 4 filing for Mr. Biddle, relating to the acquisition of 555 shares of Common Stock by Mr. Biddle's wife and 1,070 shares of Common Stock by a trust for the benefit of the issue of Mr. Biddle and for which Mr. Biddle is a co-trustee, was inadvertently not filed, but was later reported in a Form 5 filing.

         At the Annual Meeting, the stockholders of the Company will be requested to elect four Directors, one belonging to Class II and three comprising Class I. The affirmative vote of the holders of not less than a majority of the total combined voting power of all classes of stock entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting, subject to quorum requirements, will be required to elect a Director.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
               APPROVAL OF THE NOMINEES FOR ELECTION AS DIRECTORS.


                                   PROPOSAL 2
                         RATIFICATION OF APPOINTMENT OF
                       INDEPENDENT AUDITORS OF THE COMPANY


        Ernst & Young LLP, independent auditors, provided auditing and other professional services to the Company during the fiscal year ended October 31, 2003.

        The Audit Committee has, subject to ratification by the stockholders of the Company, appointed Ernst & Young LLP to audit the financial statements of the Company for the ensuing fiscal year and recommends to the stockholders that such appointment be ratified. Representatives of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to make a statement if they so desire. Such representatives will also be available to respond to appropriate questions.

        The affirmative vote of the holders of not less than a majority of the total combined voting power of all classes of stock entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting, subject to quorum requirements, will be required to ratify the appointment of Ernst & Young LLP as independent auditors of the Company.


            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
              RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
                     AS INDEPENDENT AUDITORS OF THE COMPANY.

                                   PROPOSAL 3
                     AMENDMENT OF THE DIVIDEND REINVESTMENT
                             AND SHARE PURCHASE PLAN


The Company first adopted the Dividend Reinvestment and Share Purchase Plan (the "DRIP Plan") in 1982 and registered 500,000 shares of Common Stock for issuance under the DRIP Plan. The principal purpose of the DRIP Plan is to provide all holders of Class A Common Shares and Common Shares with a convenient and economical way to purchase additional Class A Common Shares and Common Shares, respectively, without the payment of brokerage commissions or service charges. In 1994, the Board of Directors of the Company approved an increase in the number of shares to be authorized under the DRIP Plan and registered an additional 250,000 shares of Common Stock for issuance under the DRIP Plan. Following the creation of the Class A Common Stock in 1998, the Board approved and registered an additional 250,000 shares of Class A Common Stock for issuance under the DRIP Plan.

As a result of two public offerings of additional Class A Common Shares within the last two years as well as increased demand for participation in the DRIP Plan by holders of Common Shares, the Board of Directors has approved an amendment to the DRIP Plan, subject to approval of the stockholders, to increase the number of shares registered for issuance under the DRIP Plan by an additional 400,000 shares each of Class A Common Shares and Common Shares.

As of January 5, 2004, there remained 143,534 Class A Common Shares and 81,627 Common Shares available for issuance under the DRIP Plan.

Set forth below is a summary of the principal provisions of the DRIP Plan.

Summary of the Dividend Reinvestment and Share Purchase Plan

Reinvestment of Dividends. Participants may reinvest cash dividends on all Class A Common Shares or Common Shares registered in their names in additional Class A Common Shares or Common Shares, respectively. Participants also may reinvest cash dividends on less than all Class A Common Shares and Common Shares registered in their names in additional Class A Common Shares and Common Shares, respectively, and continue to receive cash dividends on the remaining Class A Common Shares and Common Shares. The reinvestment of dividends is made on the date when the dividend becomes payable. Participants become owners of Class A Common Shares or Common Shares purchased under the DRIP Plan as of the date of purchase. The price of Class A Common Shares or Common Shares purchased from the Company with participants' reinvested cash dividends (the "Purchase Price") is determined by the higher of (x) 95% of the closing price of the Class A Common Shares or Common Shares, as applicable, on the dividend payment date or (y) 100% of the average of the daily high and low sales prices of the Class A Common Shares or Common Shares, as applicable, for the period of five trading days ending on the dividend payment date (in each case as reported on the New York Stock Exchange Composite Tape). If there is no trading in the Class A Common Shares or the Common Shares on the NYSE for a substantial amount of time during any trading day in the five-day period, or if reporting on the New York Stock Exchange Composite Tape is subject to reporting error, the applicable Purchase Price will be determined by the Company on the basis of such market quotations as the Company and the agent who administers the DRIP Plan deem appropriate. Should daily high and low prices of the Class A Common Shares or Common Shares no longer be reported for the New York Stock Exchange-Composite Transactions, then the Company, upon consultation with the Agent, will identify such other public reports or sources as the Company deems appropriate to obtain daily trading prices of its Class A Common Shares and Common Shares. Holders of Class A Common Shares and Common Shares who do not choose to participate in the DRIP Plan continue to receive cash dividends, as declared.

Source of Class A Common Shares and Common Shares and Use of Funds. Class A Common Shares and Common Shares purchased under the DRIP Plan come from authorized, but unissued Class A Common Shares and Common Shares of the Company. Class A Common Shares and Common Shares will not be purchased in the open market. Since shares are purchased from the Company, the Company will receive additional funds to make investments in real estate and for other purposes.

Administration of the DRIP Plan. The Bank of New York (the "Agent") administers the DRIP Plan for participants, keeps records, sends statements of account to participants after each purchase and performs other duties relating to the DRIP Plan. The Agent purchases Class A Common Shares or Common Shares from the Company, as agent for the participants in the DRIP Plan and credits the shares to the accounts of the individual participants. All costs of administration of the DRIP Plan are paid by the Company. There are no brokerage fees for purchase of Class A Common Shares or Common Shares because shares are purchased directly from the Company. However, if a participant requests the Agent to sell shares in the event of the participant's withdrawal from the DRIP Plan, the Agent deducts any brokerage commissions and transfer taxes incurred. Also, brokers and nominees may impose charges or fees in connection with their handling of participation in the DRIP Plan by nominee and fiduciary accounts.

Federal Income Tax Consequences. For U.S. federal income tax purposes, distributions paid by the Company which are reinvested in additional Class A Common Shares or Common Shares are treated in the same manner as normal cash distributions. Distributions that are designated as capital gain dividends are taxable as long-term capital gain to the extent of the Company's net capital gain for the year, regardless of how long the participant has held the underlying shares. Distributions other than capital gain dividends generally are taxable as ordinary income to the extent of the Company's current and accumulated earnings and profits. If the Company makes distributions in excess of its current and accumulated earnings and profits, such distributions constitute nontaxable returns of capital to the extent of the participant's tax basis in the shares with respect to which the distributions are paid, and taxable gain to the extent of any excess. The participant's tax basis in shares generally will equal the amount that the participant paid for such shares.

Participants will recognize gain or loss upon a sale, redemption or other taxable disposition of Class A Common Shares or Common Shares, such as when shares are sold either by the participant or by the Agent at the participant's request when the participant withdraws from the DRIP Plan or when the participant receives a cash payment for a fractional share credited to the participant's account upon withdrawal from or termination of the DRIP Plan. Such gain or loss generally is measured by the difference between the amount realized on the taxable disposition of the shares and the participant's basis in such shares. In general, capital gain realized by a U.S. individual, estate or trust on a taxable disposition of Class A Common Shares or Common Shares that are held
(i) for one year or less will be treated as short-term capital gain taxable at ordinary income rates, or (ii) for more than one year will be subject to a maximum tax rate of 15 percent. For corporations, capital gains are generally taxed at the same rate as ordinary income.

In general, capital losses realized by a corporate holder of Class A Common or Common Shares on a taxable disposition of Class A Common or Common Shares are deductible only against capital gains. A noncorporate holder of Class A Common or Common Shares (i.e., an individual, estate or trust) is subject to a similar rule, except that he or she may deduct up to $3,000 of excess capital losses against ordinary income each year. The net capital losses of a corporate holder of Class A Common or Common Shares not allowed in the year realized generally may be carried back three years and carried forward five years from the loss year. The capital losses of a noncorporate holder of Class A Common or Common Shares may not be carried back, but such losses may be carried forward indefinitely.

The summary above discusses only U.S. Federal income tax considerations relating to the ownership of Class A Common or Common Shares and participation in the DRIP Plan. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, and regulations, rulings and judicial decisions thereunder, as in effect on the date hereof. In particular, this summary does not address the tax treatment of holders of Class A Common or Common Shares who are subject to special tax rules, including, without limitation, dealers in securities, insurance companies, banks, tax-exempt entities or qualified pension and profit-sharing plans. Holders of Class A Common or Common Shares are advised to consult their own tax advisers as to the U.S., state, local and other tax consequences of the ownership of Class A Common or Common Shares and participation in the DRIP Plan

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
       THE AMENDMENT OF THE DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN



                                   PROPOSAL 4
                  AMENDMENT OF THE RESTRICTED STOCK AWARD PLAN

         In 2002, the shareholders of the Company approved an Amended, Restated and Restricted Stock Award Plan (the "Plan") which amended and restated the Company's Restricted Stock Award Plan originally adopted in 1997 and amended in 2000. The principal purpose of the Plan is to promote the long-term growth of the Company by attracting, retaining and motivating directors and key management personnel possessing outstanding ability and to further the identity of the interests of such personnel with those of the Company's stockholders through stock ownership opportunities. Pursuant to the Plan, directors and management personnel of the Company, selected by the Compensation Committee, may be issued restricted stock awards.

         As of January 5, 2004, awards representing 301,125 shares of Class A Common Stock and 685,000 shares of Common Stock had been issued under the Plan and there remained 48,875 shares of Class A Common Stock and 15,000 shares which, at the discretion of the Compensation Committee, may be awarded in any combination of Class A Common Stock and Common Stock, available for future awards.

         In order to be able to continue to attract, retain and motivate qualified individuals as directors and officers of the Company, the Board of Directors has approved, subject to stockholder approval, an amendment to the Plan that would increase the maximum number of shares of restricted stock available for issuance thereunder from 1,050,000 common shares (350,000 shares each of Class A Common Stock and Common Stock and 350,000 shares which, at the discretion of the Compensation Committee administering the Plan, may be awarded in any combination of Class A Common Stock or Common Stock) to 1,650,000 common shares, of which 350,000 shares shall be Class A Common Stock, 350,000 shares shall be Common Stock and 950,000 shares, at the discretion of the Compensation Committee administering the Plan, shall be any combination of Class A Common Stock or Common Stock.

         Set forth below is a summary of the principal provisions of the Plan.

Summary of the Restricted Stock Award Plan

Grant of Restricted Stock Awards. If Proposal 4 is approved, the Compensation Committee would be authorized to grant restricted stock awards up to 1,650,000 common shares (350,000 shares each of Class A Common Stock and Common Stock and 950,000 shares which, at the discretion of the Compensation Committee, may be awarded in any combination of Class A Common Stock or Common Stock). The participants eligible to receive the restricted stock awards are management personnel selected by the Compensation Committee, in its discretion, who are considered to have significant responsibility for the growth and profitability of the Company as well as Directors.

Principal Terms and Conditions of Restricted Stock Awards. Each restricted stock award will be evidenced by a written agreement, executed by both the relevant participant and the Company, setting forth all the terms and conditions applicable to such award as determined by the Compensation Committee. Such terms and conditions shall include (i) the length of the restricted period of the award; (ii) the restrictions applicable to the award, including without limitation the employment or retirement status rules governing forfeiture, and the prohibition against the sale, assignment, transfer, pledge or other encumbrance of the restricted stock during the restricted period; and (iii) the eligibility to share in dividends and other distributions paid to the Company's shareholders during the restricted period.

Lapse of Restrictions. If a participant's status as an employee or non-employee Director of the Company is terminated by reason of death or disability, the restrictions shall lapse on such date. If such status as an employee or non-employee Director is terminated prior to the lapse of the restricted period by reason of retirement, the restricted period will continue as if the participant had remained in the employment of the Company. The Compensation Committee has the authority to accelerate the time at which the restrictions may lapse whenever it considers that such action is in the best interests of the Company and of its stockholders, whether by reason of changes in tax laws, a "change in control" as defined in the Plan or otherwise.

Tax Consequences. The Company is required to withhold taxes to comply with federal and state laws applicable to the value of restricted shares when they are released from risk of forfeiture. Upon the lapse of the applicable restrictions, the value of the restricted stock will be taxable to the relevant participant as ordinary income and deductible by the Company.

Compliance with SEC Requirements. No certificates for shares distributed under the terms of the Plan shall be executed and delivered to participants until the Company shall have taken any action then required to comply with the Securities Act of 1933, as amended, the Exchange Act and applicable SEC requirements.

Adjustments to the Plan. If the Company subdivides or combines its outstanding shares of Class A Common Stock or Common Stock into a greater or lesser number of shares or if the Compensation Committee shall determine that a stock dividend, reclassification, business combination, exchange of shares, warrants or rights offering to purchase shares or other similar event affects the shares of the Company such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, the Compensation Committee may make adjustments to the number and class of shares which may be awarded and the number and class of shares subject to outstanding awards under the Plan.

The affirmative vote of the holders of not less than a majority of the total combined voting power of all classes of stock entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting, subject to quorum requirements, will be required to amend the Restricted Stock Award Plan.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
                  AMENDMENT OF THE RESTRICTED STOCK AWARD PLAN

Security Ownership of Certain Beneficial Owners and Management

        The following tables set forth certain information as of January 5, 2004 available to the Company with respect to the shares of the Company (i) held by those persons known to the Company to be the beneficial owners (as determined under the rules of the SEC) of more than 5% of the Class A Common Shares and Common Shares then outstanding and (ii) held by each of the Directors, each of the executive officers named in the Summary Compensation Table below, and by all of the Directors and such executive officers as a group:


                              5% BENEFICIAL OWNERS


                                       Common Shares
       Name and Address of              Beneficially       Percent of    Shares Beneficially    Percent of
         Beneficial Owner                 Owned              Class           Owned                Class
         ----------------                 -----              -----           -----                -----
Charles J. Urstadt                      2,537,463 (1)        36.0%          296,100 (2)           1.6%
Urstadt Biddle Properties Inc.
321 Railroad Ave.
Greenwich, CT 06830

Willing L. Biddle                       1,032,041 (3)        14.6%          149,230 (4)           0.8%
Urstadt Biddle Properties Inc.
321 Railroad Ave.
Greenwich, CT  06830

Grace & White, Inc.                      391,300 (5)           5.6%         575,100 (5)           3.1%
515 Madison Ave., Suite 1700
New York, NY 10022

         ---------------
(1) Of these shares, 387,597 are owned by Urstadt Property Company, Inc. ("UPCO"), a company of which Mr. Urstadt is the chairman, a director and a principal stockholder, 1,753,950 shares are owned by Urstadt Realty Associates Co LP ("URACO"), a Delaware limited partnership of which UPCO is the general partner and Mr. Urstadt, Elinor Urstadt (Mr. Urstadt's wife), the Catherine U. Biddle Irrevocable Trust and the Charles D. Urstadt Irrevocable Trust (for each of which trusts Mr. Urstadt is the sole trustee) are the limited partners, 7,000 shares are owned by Elinor Urstadt, 6,866 shares are held by The Trust Established Under the Urstadt Biddle Properties Inc. Excess Benefit and Deferred Compensation Plan (the "Compensation Plan Trust") and 100,000 shares are owned by the Urstadt Conservation Foundation (the "Conservation Foundation"), of which Mr. Urstadt and his wife, Elinor Urstadt, are the sole trustees. Mr. Urstadt disclaims beneficial ownership of any shares held by the Conservation Foundation. See "Compensation and Transactions with Management and Others" below.

(2) Of these shares, 165,550 shares are owned by URACO and 34,050 shares are owned by Elinor Urstadt, Mr. Urstadt's wife. See "Compensation and Transactions with Management and Others" below.

(3) Of these shares, 2,472 shares are held by the Compensation Plan Trust, 2,130 shares are owned by the Willing L. Biddle IRA, 4,475 shares are owned beneficially and of record by Catherine U. Biddle, Mr. Biddle's wife, 555 shares are owned by the Catherine U. Biddle IRA and 1,070 shares are owned by the Charles and Phoebe Biddle Trust UAD 12/20/93, of which Mr. Biddle and Charles J. Urstadt are the sole trustees, for the benefit of the issue of Mr. Biddle.

(4) Of these shares, 4,475 shares are owned beneficially and of record by Catherine U. Biddle and 555 shares are owned by the Catherine U. Biddle IRA.

(5) Based upon information filed on Form 13F with the SEC by Grace & White, Inc. for the period ended September 30, 2003.

                             DIRECTORS AND OFFICERS


                                               Common                                        Class A
                                         Shares Beneficially            Percent           Common Shares               Percent
Name                                          Owned (1)              of Class (1)     Beneficially Owned (2)         of Class (2)
----                                          ---------              ------------     ----------------------         ------------
Charles J. Urstadt                           2,537,463  (3)                36.0%          296,100  (4)               1.6%
Willing L. Biddle                            1,032,041  (5)                14.6%          149,230  (6)                 *
E. Virgil Conway                                 7,625                       *             74,596  (7)                 *
Robert R. Douglass                              11,157  (8)                  *             30,243  (9)                 *
Peter Herrick                                   33,955  (10)                 *             55,049  (11)                *
George H.C. Lawrence                            32,423  (12)                 *             36,284  (13)                *
Charles D. Urstadt                              17,316  (14)                 *              3,153  (15)                *
George J. Vojta                                  8,525                       *              4,025                      *
James R. Moore                                  43,516  (16)                 *            138,839  (17)                *
Raymond P. Argila                               15,566  (18)                 *             83,266  (19)                *
Directors & Executive Officers
  as a group (10 persons)                    3,739,587  (20)               5.31%          870,785  (21)              4.7%

--------
*Less than 1%

(1) On August 14, 1998, the Company paid a stock dividend in the form of one share of Class A Common Stock for each outstanding share of Common Stock (the "Stock Dividend"). In connection with the Stock Dividend, each of the directors' options to purchase shares of Common Stock awarded prior to the Stock Dividend (each an "Existing Option") is deemed to be, upon his election with respect to each Existing Option: (i) an option (each, a "Common Stock Option") to purchase such number of shares of Common Stock as shall be equal in aggregate fair market value to the aggregate fair market value of the shares of Common Stock issuable pursuant to the related Existing Option; (ii) an option (each, a "Class A Stock Option") to purchase such number of shares of Class A Common Stock as shall be equal in aggregate fair market value to the aggregate fair market value of the shares of Common Stock issuable pursuant to the related Existing Option; or
(iii) an option (each, a "Combination Option") to purchase such number of shares of Common Stock and such number of shares of Class A Common Stock, in each case, as shall be equal to the number of shares of Common Stock issuable pursuant to the related Existing Option.

         The exercise price for the purchase of one share of Common Stock and/or one share of Class A Common Stock pursuant to any Common Stock Option, Class A Stock Option or Combination Option has been set according to the proportional allocation of the exercise price for the purchase of one share of Common Stock pursuant to the related Existing Option, such proportional allocation being determined according to the fair market values of the underlying shares of Common Stock (ex-Stock Dividend) and Class A Common Stock.

     The figures presented in this column (except for those relating to Charles
J. Urstadt, Willing L. Biddle, James R. Moore and Raymond P. Argila) assume, in connection with the determination of the number of Common Shares issuable upon exercise of options exercisable within 60 days by the respective individuals listed below, that such individuals will elect the Common Stock Option with respect to all of such options. If any such individual elects the Combination Option or the Class A Stock Option with respect to any or all of such options, the number of Common Shares issuable upon exercise of options exercisable within 60 days, the total number of Common Shares beneficially owned and the Percent of Class would be less for such individual.

(2) The figures presented in this column (except for those relating to Charles
J. Urstadt, Willing L. Biddle, James R. Moore and Raymond P. Argila) assume, in connection with the determination of the number of Class A Common Shares issuable upon exercise of options exercisable within 60 days by the respective individuals listed below, that such individuals will elect the Class A Stock Option with respect to all of such options. If any such individual elects the Combination Option or the Common Stock Option with respect to any or all of such options, the number of Class A Common Shares issuable upon exercise of options exercisable within 60 days, the total number of Class A Common Shares beneficially owned and the Percent of Class would be less for such individual.

(3)      See note (1) under the preceding table titled "5% Beneficial Owners".

(4)      See note (2) under the preceding table titled "5% Beneficial Owners".

(5)      See note (3) under the preceding table titled "5% Beneficial Owners".

(6)      See note (4) under the preceding table titled "5% Beneficial Owners".

(7) This figure includes 10,000 Class A Common Shares held of record by The Conway Foundation of which Mr. Conway and his wife, Elaine Conway, are the sole directors. Mr. Conway disclaims beneficial ownership of any shares held by The Conway Foundation.

(8) This figure includes 4,932 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See footnote (1) above.

(9) This figure includes 4,906 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See footnote (1) above.

(10) This figure includes 10,830 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See footnote (1) above.

(11) This figure includes 10,765 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See footnote (1) above.

(12) This figure includes 6,898 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See footnote (1) above.

(13) This figure includes 6,859 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See footnote (1) above.

(14) This figure includes 2,966 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See footnote (1) above.

(15) This figure includes 2,953 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See footnote (1) above.

(16) This figure includes 19,000 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days.

(17) This figure includes 13,423 Class A Common shares held of record by the Compensation Plan Trust.

(18) This figure includes 9,000 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days.

(19) This figure includes 15,000 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days.

(20) This figure includes 53,626 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days.

(21) This figure includes 40,483 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days.

            COMPENSATION AND TRANSACTIONS WITH MANAGEMENT AND OTHERS

Executive Officer Compensation

      There is set forth below information concerning the annual and long-term compensation paid by the Company during each of the three years ended October 31, 2003 to those persons who were, at October 31, 2003 (i) the chief executive officer and (ii) the three other most highly compensated executive officers of the Company constituting the only persons who were serving as executive officers at such date.


                           SUMMARY COMPENSATION TABLE

                                                                          LONG TERM COMPENSATION
                                                                          ----------------------
                               ANNUAL COMPENSATION                       AWARDS             PAYOUTS
                               -------------------                       ------             -------
                                                                                             #
Name and Pricipal                                                            Restricted  Options        LTIP           ALl Other
Position                        Year      Salary      Bonus        Total      Stock (1)   SARs      Payouts $      Compensation (2)
--------                        ----      ------      -----        -----      ---------   ----      ---------       --------------
Charles J. Urstadt              2003    $286,650    $30,000     $316,650       $882,500      0          0              $15,832
Chairman and Chief              2002    $279,167    $30,000     $309,167       $619,500      0          0              $15,458
Executive Officer               2001    $274,167    $30,000     $304,167       $214,695      0          0              $15,208

Willing L. Biddle               2003    $250,819    $30,000     $280,819     $1,261,875      0          0              $14,041
President and Chief             2002    $236,667    $30,000     $266,667       $619,500      0          0              $13,333
Operating Officer               2001    $218,333    $27,500     $245,833       $286,260      0          0              $12,292

James R. Moore                  2003    $209,990    $20,000     $229,990       $171,000      0          0              $11,500
Executive Vice President        2002    $198,167    $20,000     $218,167       $120,600      0          0              $10,908
and Chief Financial             2001    $187,500    $18,000     $205,500        $78,722      0          0              $10,275
Officer

Raymond P. Argila               2003    $158,089    $27,000     $185,089        $45,600      0          0               $8,279
Senior Vice President           2002    $151,740    $10,000     $161,740        $40,200      0          0               $8,087
and Chief Legal Officer         2001    $149,389     $5,000     $154,389        $28,626      0          0               $7,720

----------------

(1) Amounts shown represent the dollar value on the date of grant. The aggregate number of shares of restricted stock held on October 31, 2003 and the value thereof as of such date were as follows: Urstadt, 90,000 Class A Common Shares and 200,000 Common Shares ($3,859,500); Biddle, 106,250 Class A Common Shares and 243,750 Common Shares ($4,657,188); Moore, 48,500 Class A Common Shares and 21,500 Common Shares ($940,975); and Argila, 14,000 Class A Common Shares and 6,000 Common Shares ($268,900). Restricted stock vests between five and ten years after the date of grant, as determined by the Compensation Committee at the time of each grant. Dividends on shares of restricted stock are paid as declared. During the year ended October 31, 2003, Mr. Moore became fully vested in 5,750 shares each of Class A Common Stock and Common Stock that were granted as restricted stock in 1998. Mr. Argila became fully vested in 2,500 shares each of Class A Common Stock and Common Stock that were granted as restricted stock in 1998.

(2) Consists of a discretionary contribution by the Company to the Company's Profit Sharing and Savings Plan (the "401(k) Plan") allocated to an account of the named executive officer and related excess benefit compensation.


Director Compensation

   Other than Messrs. C.J. Urstadt and Biddle, each Director is entitled to an annual retainer of $18,000 and compensation of $1,500 for each Director meeting and each committee meeting attended. The chairmen of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee each are entitled to an additional annual retainer of $3,000.

Excess Benefits and Deferred Compensation Plan

     Effective November 1, 1996, the Directors adopted the Urstadt Biddle Properties Inc. Excess Benefit and Deferred Compensation Plan, a non-qualified deferred compensation plan. The Plan is intended to provide eligible employees with benefits in excess of the amounts which may be provided under the Company's tax-qualified Profit Sharing and Savings Plan (a 401(K) plan), and to provide such employees with the opportunity to defer receipt of a portion of their compensation. Participation is limited to those employees who earn above the limit on compensation under the Company's Profit Sharing and Savings Plan, currently $200,000.

     Under the Plan, a participant is credited with an amount equal to the contributions which would have been credited to the participant if the $200,000 compensation limitation under the Profit Sharing and Savings Plan did not apply.

     Amounts credited under the Plan vest under the same rules as under the Profit Sharing and Savings Plan. In addition, each Participant may elect to defer the receipt of a portion of his or her compensation until a later date. Amounts credited under the Plan are increased with interest at a rate set from time to time by the Compensation Committee. For the fiscal year ended October 31, 2003, the Company paid interest on deferred compensation accounts at a rate based upon the rate of interest applicable to United States Ten Year Treasury Notes plus two percent. In the event of a change of control (as defined in the Plan), the Compensation Committee may in its discretion accelerate the vesting of benefits under the Plan.

     Effective as of January 1, 2000, the Excess Benefit and Deferred Compensation Plan was amended by creating a trust to hold funds allocated under the Plan. Members of the Compensation Committee act as trustees of the trust. Eligible participants in the Plan may elect to have all or a portion of their deferred compensation accounts in the Plan invested in the Company's Class A Common Stock, Common Stock or such other securities as may be purchased by the trustees in their discretion.

Change of Control Agreements

     The Company has agreements with each of its executive officers, including Messrs. Urstadt, Biddle, Moore and Argila, under which, in certain circumstances following a Change of Control of the Company (as defined in such agreements), the Company would pay severance benefits to such persons. If, within 18 months following the Change of Control, the Company terminates the executive's employment other than for cause, or if the executive elects to terminate his employment with the Company for reasons specified in the agreement, the Company will make a severance payment equal to a portion of such person's base salary, together with medical and other benefits during such period. Messrs. Urstadt, Biddle, Moore and Argila would each receive a severance payment equal to their respective twelve month salaries plus benefits. The salaries of Messrs. Urstadt, Biddle, Moore and Argila are currently $290,000, $260,000, $220,000 and $165,000, respectively. Each of such agreements has an indefinite term.

Stock Options

The Company maintains a Stock Option Plan pursuant to which 824,093 shares of the Company's authorized but unissued Common Shares and 743,003 shares of the Company's Class A Common Shares have been reserved for issuance upon the exercise of options which have been or may be granted under the Plan. The persons eligible to participate in the Plan are such key employees of the Company as may be selected from time to time by the Compensation Committee in its discretion, as well as non-employee Directors. The Plan is administered by the Compensation Committee.

     There were no grants of stock options made under the Stock Option Plan in the fiscal year ended October 31, 2003.

     Prior to enactment of the Sarbanes-Oxley Act of 2002, the Compensation Committee authorized loans to finance the exercise of stock options granted to executive officers. One loan is outstanding to Willing L. Biddle in the principal amount of $1,300,000. The loan has a ten-year term, subject to extension at the discretion of the Compensation Committee, bears interest at a fixed rate based upon the rate of interest applicable to United States Ten Year Treasury Notes plus two percent and is secured by a pledge of the related shares. The loan becomes due on termination of employment by the Company, but is automatically extended for seven months following termination of employment other than for cause.

     The following table sets forth, for the executive officers named in the Summary Compensation Table, information concerning the fiscal year-end value of unexercised options and SARs.

              Aggregated Options/SAR Exercises in Last Fiscal Year
                          and FY-End Option/SAR Values


                                                     # of Unexercised             Value of Unexercised
                                                      Class A Common                  In-the-Money
                                                     And Common Share               Options/SARs at
                   Shares                         Options/SARs at FY-End               FY-End ($)
                 Acquired On        Value
Names           Exercise (#)    Realized ($)    Exercisable    Unexercisable  Exercisable   Unexercisable
-----           ------------    -----------     -----------    -------------  -----------   -------------
Charles J. Urstadt
        Class A          --             --            --          --                  --           --
         Common          --             --            --          --                  --           --

Willing L. Biddle
        Class A          --             --            --          --                  --           --
         Common          --             --            --          --                  --           --

James R. Moore
        Class A       5,500       $ 28,387            --          --                  --           --
         Common       2,500       $ 12,654        19,000          --            $113,520           --

Raymond P. Argila
        Class A       5,000       $ 26,781        15,000          --            $ 94,693           --
         Common      11,000       $ 55,024         9,000          --            $ 54,333           --


Restricted Stock Plan

         Under the Company's Restricted Stock Award Plan (the "Plan"), 350,000 shares each of the Company's authorized but unissued Class A Common Shares and Common Shares and 350,000 shares, which at the discretion of the Compensation Committee may be awarded in any combination of Class A Common Shares and Common Shares, have been reserved for issuance in connection with restricted stock awards that have been or may be granted under the Plan. The persons eligible to receive restricted stock awards are selected by the Compensation Committee, in its discretion, from among management personnel who are considered to have significant responsibility for the growth and profitability of the Company and non-employee Directors. The Plan is administered by the Compensation Committee.

         Each restricted stock award is evidenced by a written agreement, executed by both the relevant participant and the Company, setting forth all the terms and conditions applicable to such award as determined by the Compensation Committee. Such terms and conditions shall include (i) the length of the restricted period of the award, (ii) the restrictions applicable to the award, including (without limitation) the employment or directorship status rules governing forfeiture and restrictions on the sale, assignment, transfer, pledge or other encumbrance of the restricted stock during the restricted period, and
(iii) the eligibility to share in dividends and other distributions paid to the Company's stockholders during the restricted period.

         If a participant ceases to be employed or ceases to be a director prior to the lapse of the restricted period by reason of death or disability, the restrictions shall lapse on such date. If a participant ceases to be employed or ceases to be a director by reason of Retirement (as defined in the Plan), all awards of Restricted Stock continue to vest as if Retirement had not occurred until such time as the restrictions lapse.

         The Compensation Committee has the authority to accelerate the time at which the restrictions may lapse whenever it considers that such action is in the best interests of the Company and of its stockholders, whether by reason of changes in tax laws, a "change in control" (as defined in the Plan), or otherwise.

         As set forth under "Proposal 4 - Amendment of the Restricted Stock Award Plan", the Board of Directors has approved, subject to approval of the stockholders of the Company, an amendment to the Plan which would increase the number of shares available for issuance under the Plan to 1,650,000 common shares, of which 350,000 shares shall be Class A Common Stock, 350,000 shares shall be Common Stock and 950,000 shares, at the discretion of the Compensation Committee administering the Plan, shall be any combination of Class A Common Stock or Common Stock.

Equity Compensation Plan Information

     The Company has two compensation plans under which equity securities have been authorized for issuance and have been issued to employees and non-employee Directors; the Restricted Stock Award Plan and the Stock Option Plan. Each of these plans has been approved by the Company's shareholders. For a description of the Restricted Stock Award Plan, see page ___ in this proxy statement. For a description of the Stock Option Plan, see page ____.

        The following table shows for these plans as a group the number of Class A Common Shares and Common Shares to be issued upon exercise of options outstanding at October 31, 2003, the weighted average exercise price of these options and the number of Class A Common Shares and Common Shares remaining available for future issuance at October 31, 2003, excluding shares to be issued upon exercise of outstanding options.



                                         Equity Compensation Plan Table

----------------------------- --------------------------- --------------------------- ---------------------------
                                      (a)                   (b)                               (c)
----------------------------- --------------------------- --------------------------- ---------------------------
Plan category                 Number of                   Weighted-                   Number of Securities
                              Securities to be            Average Exercise            Remaining Available for
                              Issued Upon                 Price of                    Future Issuance Under
                              Exercise of                 Outstanding                 Equity Compensation
                              Outstanding                 Options, Warrants           Plans (Excluding
                              Options, Warrants           and Rights                  Securities Reflected in
                              and Rights                                              Column (a))

----------------------------- --------------------------- --------------------------- ---------------------------
Equity                        42,733 (1) (4)              $7.83 (1)                   190,500 (3)
Compensation
plans approved                55,876 (2) (5)              $7.62 (2)                     2,406 (2)
by security
holders                                                                               107,500 (1)

----------------------------- --------------------------- --------------------------- ---------------------------
Total                         42,733 (1) (4)              $7.83 (1)                   190,500 (3)

                              55,876 (2) (5)              $7.62 (2)                     2,406 (2)

                                                                                      107,500 (1)
----------------------------- --------------------------- --------------------------- ---------------------------

The Company has no equity compensation plans which are not approved by the stockholders.

(1) Class A Common Shares (2) Common Shares
(3) Either Common or Class A Common Shares
(4) As more fully described in footnote (1) to the table titled "Directors and Officers" under the caption "Security Ownership of Certain Beneficial Owners and Management", the figure presented assumes, in connection with 21,483 Class A Common Shares to be issued upon exercise of outstanding options, that all individuals for whom an election has been granted will elect the Class A Stock Option. If any individual elects the Combination Option or the Common Stock Option with respect to any or all of such options, the total number of Class A Common Shares to be issued would be less.
(5) As more fully described in footnote (1) to the table titled "Directors and Officers" under the caption "Security Ownership of Certain Beneficial Owners and Management", the figure presented assumes, in connection with 21,626 Common Shares to be issued upon exercise of outstanding options, that all individuals for whom an election has been granted will elect the Common Stock Option. If any individual elects the Combination Option or the Class A Stock Option with respect to any or all of such options, the total number of Common Shares to be issued would be less.

      Report of Compensation Committee on Executive Compensation

Overview

         The Compensation Committee of the Board of Directors is composed of three independent, non-employee Directors, none of whom have interlocking relationships as defined by the SEC. The Committee is responsible for approving the Company's overall compensation strategy, determining the compensation package for the Chief Executive Officer, including base salary, cash bonus and long-term compensation and for administering the Company's Stock Option Plan and Restricted Stock Plan. The Committee believes that compensation should be structured to attract and retain high quality executives, with an emphasis on long-term incentive compensation that is related to the performance and profitability of the Company. Thus, in making its recommendations regarding compensation, the Committee attempts to align the financial interests of the Company's executive officers with those of its shareholders.

Executive Compensation

         The Chief Executive Officer makes recommendations to the Compensation Committee, based on the Company's performance evaluation procedures, concerning the compensation to be paid to the executive officers of the Company other than himself. The Committee retains final authority to approve any such compensation. During the year ended October 31, 2003, the principal components of compensation paid to the Company's executive officers included base salary, cash bonus awards, long-term incentive compensation consisting of restricted stock awarded under the Company's Restricted Stock Plan and other benefits such as health insurance.

         In approving compensation for executive officers, the Committee evaluated the potential long-term profitability of the Company by considering a variety of factors and criteria including stock price, projected and actual cash flow, leasing activities, new acquisitions and other factors. The Committee examined competitive compensation information for executive positions of comparable responsibility with similarly sized REITs which the Committee believes are representative of the companies against which the Company competes for executive talent. These companies may not be identical to the NAREIT peer group included in the performance graph in this proxy statement. The total direct compensation (base salary plus annual cash bonuses and long-term incentives) paid to executive officers was aimed at between the 50th and 75th percentiles. By targeting base salaries close to the 25th percentile, the emphasis is on long-term incentive compensation using the Restricted Stock Plan and Stock Option Plan, thus providing the Company's key executives with a direct incentive to improve the Company's performance and enhance shareholder value. The Restricted Stock Plan provides that the recipient does not become vested in restricted stock until after a specified time after it is issued. The Compensation Committee determines the vesting period which may range between five and ten years after the date of grant. Unless an exception is approved by the Compensation Committee, if the executive leaves the Company other than by retirement, death or disability, unvested stock is forfeited. Restricted stock awards serve as both a reward for performance and a retention device for key executives and help to align their interests with all shareholders.

     For the year ended October 31, 2003, the Compensation Committee recognized that the performance of the Company (as determined from such measures as growth in net income, asset size and total return to stockholders) met or exceeded the Board's expectations and ranked very favorably when compared against other companies engaged in the same or similar business.

CEO Compensation

     The Compensation Committee believes that the Chief Executive Officer's demonstrated leadership abilities and his continued commitment to the Company's principal objectives, including new acquisitions, the sale of non-core assets, capital financing, leasing and cost containment, in the face of a changing retail environment have positioned the Company for potential long-term profitability and are deserving of special recognition. The Committee considered the Chief Executive Officer's successful execution of strategic transactions, noting the private offering of 400,000 shares of a new Series C preferred stock. The Committee recommended to the Board of Directors and the Board of Directors approved an increase in Mr. Urstadt's annual salary from $285,000 to $290,000 and awarded him a cash bonus of $30,000. The Committee also awarded Mr. Urstadt 81,250 Common Shares and 6,250 Class A Common Shares under the Restricted Stock Plan.

Other Compensation

         The Compensation Committee believes that the leadership of Mr. Biddle during fiscal 2003 in all areas of operations, including particularly new acquisitions and increased leasing, also warrants special recognition. The Committee noted Mr. Biddle's role in the growth of the Company (real estate assets increased by approximately 28% and operating income increased by approximately 39%) and awarded Mr. Biddle 93,750 Common Shares and 6,250 Class A Common Shares under the Restricted Stock Plan. The restricted stock awarded to both Messrs. Urstadt and Biddle is subject to continued employment and vests after ten years. In the event of a change in control, the restricted stock would become 100% vested.

        The Committee believes that the total compensation paid to Messrs. Urstadt and Biddle was appropriate in light of the results achieved by the Company under their leadership. By placing greater emphasis on restricted stock awards tied to the Company's performance, the Committee believes that the compensation of the Chief Executive Officer and President is more directly linked to performance on behalf of all shareholders.


                                            Compensation Committee:

                                            E. Virgil Conway, Chairman
                                            Robert R. Douglass
                                            George H.C. Lawrence

                            Report of Audit Committee


   The Audit Committee of the Company's Board of Directors consists of the three non-employee directors listed below. Each of the members of the Audit Committee is independent, as such term is defined by the listing standards of the New York Stock Exchange (as amended from time to time). The Company's Board of Directors has adopted a written charter for the Audit Committee. Subsequent to the close of the fiscal year ended October 31, 2003, the Audit Committee amended the charter and the amended charter was approved by the Board of Directors on January 9, 2004. A copy of the charter, as amended, is attached to this Proxy Statement as Appendix A. The duties of the Audit Committee are summarized in this Proxy Statement on page ___ and are more specifically set forth in the charter.

   The Audit Committee has reviewed and discussed with management and Ernst & Young LLP, the Company's independent auditor, the disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the audited financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2003. This review included a discussion with the independent auditor of the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

   The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditor required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and discussed with the auditor the auditor's independence. The Audit Committee has considered whether (and has determined that) the provision by Ernst & Young LLP of the services described below under "Fees Billed by Independent Auditors" is compatible with maintaining Ernst & Young LLP's independence from both management and the Company.

   In reliance upon the review and discussions referred to above and the report of Ernst & Young LLP, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2003 for filing with the SEC.

    Among its responsibilities, the Audit Committee has sole authority to retain, set the terms of engagement of, evaluate and, when appropriate, replace the independent auditor. The Audit Committee has appointed Ernst & Young LLP to audit the financial statements of the Company for the ensuing fiscal year and recommends to the stockholders that such appointment be ratified (See Proposal
2).


                                             Audit Committee:

                                             Peter Herrick, Chairman
                                             Robert R. Douglass
                                             George J. Vojta




                       FEES BILLED BY INDEPENDENT AUDITORS

        The SEC requires disclosure of the fees billed by the Company's independent auditors for certain services. The following table sets forth the aggregate fees billed during the fiscal years ended October 31, 2003 and 2002:

                                         2003                                      2002
                                   Ernst & Young LLP           Ernst & Young LLP          Arthur Andersen LLP

Fees Billed:
  Audit Fees                           $187,500                    $175,000                     $ 7,500
  Audit-Related Fees                   $ 32,500                    $ 12,000                       --
  Tax Fees                             $ 57,494                    $151,828                     $15,370
  All Other Fees                       $ 70,000                    $ 70,000                       --

Total                                  $347,494                    $408,828                     $22,870

        Audit Fees include amounts billed to the Company related to the audit of the consolidated financial statements of the Company and for quarterly reviews for that year.

        Audit-Related Fees include amounts billed to the Company for services rendered in connection with required audits of certain acquired properties during the year.

        Tax Fees include amounts billed to the Company primarily for tax planning and consulting, tax compliance and a review of the Company's and its consolidated joint ventures' federal and state income tax returns.

        All Other Fees include amounts billed to the Company primarily related to SEC filings in connection with the Company's sale of equity securities.


        On May 21, 2002, Ernst & Young LLP was appointed as successor independent auditors of the Company, replacing Arthur Andersen LLP for the fiscal year ended October 31, 2002.


                       Audit Committee Pre-Approval Policy

       Provisions of the Sarbanes-Oxley Act of 2002 which require Audit Committee pre-approval of all services to be performed by the independent auditor became effective during the Company's 2003 fiscal year. Since the effectiveness of such provisions on May 6, 2003, the Audit Committee approved, prior to engagement, all audit and non-audit services provided by the Company's independent auditors and all fees to be paid therefore. The Audit Committee has pre-approved all audit services to be provided by the Company's independent auditors related to reviews of the Company's quarterly financial reports on Form 10-Q for the year ending October 31, 2004. All other services are considered and approved on an individual basis.


                            Shares Performance Graph

         The following graph compares, for the five-year period beginning October 31, 1998 and ended October 31, 2003, the Company's cumulative total return to holders of the Company's Class A Common Shares and Common Shares with the returns for the NAREIT All REIT Total Return Index (a peer group index) published by the National Association of Real Estate Investment Trusts (NAREIT) and for the S&P 500 Index for the same period.


                     COMPARISON OF CUMULATIVE TOTAL RETURN*
          FOR THE FIVE-YEAR PERIOD OCTOBER 31, 1998 TO OCTOBER 31, 2003
        AMONG URSTADT BIDDLE PROPERTIES INC. CLASS A COMMON SHARES (UBA),
      URSTADT BIDDLE PROPERTIES INC. COMMON SHARES (UBP), THE S&P 500 INDEX
                          AND THE NAREIT ALL-REIT INDEX


[Insert Graph]


                                                                 10/98     10/99      10/00      10/01      10/02      10/03
                                                                 -----     -----      -----      -----      -----      -----
UBA                                                             100.00    102.95     108.44     156.33     197.26     261.52
UBP                                                             100.00     97.54     105.12     142.49     197.34     243.51
S&P 500                                                         100.00    125.67     133.33     100.12      85.00     102.68
NAREIT ALL-REIT INDEX                                           100.00     91.59     107.46     124.19     133.65     180.99

      *$100 INVESTED ON 10/31/98 IN STOCK OR INDEX - INCLUDING REINVESTMENT
                  OF DIVIDENDS, FISCAL YEAR ENDING OCTOBER 31.

The stock price performance shown on the graph is not necessarily indicative of future price performance.

                  SOLICITATION OF PROXIES AND VOTING PROCEDURES

         The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, solicitations may also be made by personal interview, facsimile transmission or telephone. Directors and officers of the Company may participate in such solicitation and will not receive additional compensation for such services. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation material to beneficial owners of Class A Common Shares and Common Shares and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

         The presence, either in person or by properly executed proxy, of a majority of the Company's outstanding Class A Common Shares and Common Shares is necessary to constitute a quorum at the Annual Meeting. Each Common Share outstanding on the Record Date entitles the holder thereof to one vote and each Class A Common Share outstanding on the Record Date entitles the holder thereof to 1/20 of one vote. An automated system administered by the Company's transfer agent tabulates the votes.

       The election of the Directors, the ratification of the appointment of the Company's auditors, the amendment of the Company's Dividend Reinvestment and Share Purchase Plan and the amendment of the Company's Restricted Stock Award Plan each requires the affirmative vote of a majority of the total combined voting power of all classes of stock entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting. Abstentions will thus be the equivalent of negative votes and broker non-votes will have no effect with respect to such proposals, as any Class A Common Shares or Common Shares subject to broker non-votes will not be present and entitled to vote with respect to any proposal to which the broker non-vote applies.

       Each of the Proposals presented to the Company at the Annual Meeting is being presented as a separate and independent Proposal and no Proposal is conditioned upon adoption or approval of any other Proposal.



                              AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements, and other information with the SEC. Such reports, proxy statements and other information may be inspected without charge at the principal office of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC located at 233 Broadway, New York, New York 10279 and 175 W. Jackson Blvd., Suite 900, Chicago, Illinois 60604, and copies of all or any part thereof may be obtained at prescribed rates from the SEC's Public Reference Section at such addresses. Also, the SEC maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. Such reports, proxy and information statements and other information also can be inspected at the office of the New York Stock Exchange, Inc., 20 Broad Street, New York, NY 10005.

         The Company's Annual Report to Stockholders for the fiscal year ended October 31, 2003 (which is not part of the Company's proxy soliciting materials) has been mailed to the Company's stockholders with or prior to this proxy statement. A copy of the Company's Annual Report on Form 10-K, without exhibits, will be furnished without charge to stockholders upon request to:

                           Thomas D. Myers, Secretary
                         Urstadt Biddle Properties Inc.
                               321 Railroad Avenue
                               Greenwich, CT 06830

                        CONTACTING THE BOARD OF DIRECTORS

       Any shareholder who desires to contact the Company's Board of Directors may do so by writing to: Board of Directors, c/o Secretary, Urstadt Biddle Properties Inc., 321 Railroad Avenue, Greenwich, CT 06830. Communications received will be distributed to the Chairperson of the appropriate committee of the Board depending on the facts and circumstances outlined in the communication. For example, complaints regarding accounting, internal accounting controls and auditing matters will be forwarded to the Chairperson of the Audit Committee. Communications marked to the attention of "Non-management Directors" will be forwarded to the Nominating and Corporate Governance Committee.



                                  OTHER MATTERS

         The Directors know of no other business to be presented at the Annual Meeting. If other matters properly come before the Meeting in accordance with the Articles of Incorporation, the persons named as proxies will vote on them in accordance with their best judgment.

         The Company encourages, but does not require, that members of its Board of Directors attend the Annual Meeting of Stockholders. All of the Directors attended the Annual Meeting of Stockholders held March 12, 2003.

         Any stockholder who intends to present a stockholder proposal for consideration at the Company's 2005 Annual Meeting of Stockholders by utilizing Rule 14a-8 under the Exchange Act, must comply with the requirements as to form and substance established by the SEC for such proposals to be included in the Company's proxy statement for such Annual Meeting and such proposals must be received by the Company by October 3, 2004.

         Any stockholder who intends to present a stockholder proposal for consideration at the Company's 2005 Annual Meeting of Stockholders without complying with Rule 14a-8 or who intends to make a nomination for election to the Company's Board of Directors at the 2005 Annual Meeting of Stockholders, must comply with certain advance notification requirements set forth in the Company's bylaws. The Company's bylaws provide, in part, that any proposal for stockholder action, or nomination to the Board of Directors, proposed other than by the Board of Directors must be received by the Company in writing, together with specified accompanying information, at least 75 days prior to an annual meeting in order for such action to be considered at the meeting. The year 2005 Annual Meeting of Stockholders is currently anticipated to be held on March 9, 2004, and any notice of intent to consider other matters and/or nominees, and related information, must therefore be received by the Company by December 24, 2004. The purpose of the bylaw is to assure adequate notice of, and information regarding, any such matter as to which shareholder action may be sought.

         You are urged to complete, date, sign and return your Proxy Card promptly to make certain your Shares will be voted at the Annual Meeting, even if you plan to attend the meeting in person. If you desire to vote your Shares in person at the meeting, your proxy may be revoked. For your convenience in returning the Proxy Card, a pre-addressed and postage paid envelope has been enclosed.


                             YOUR PROXY IS IMPORTANT
                       WHETHER YOU OWN FEW OR MANY SHARES.
            PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD TODAY.

                                   APPENDIX A

                                COMMITTEE CHARTER
                             FOR THE AUDIT COMMITTEE
                                       OF
                         URSTADT BIDDLE PROPERTIES INC.
                                 (the "Company")

PURPOSE:
The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to: (1) monitor the integrity of the Company's financial statements, financial reporting processes and systems of internal controls regarding finance and accounting matters; (2) monitor the Company's compliance with legal and regulatory requirements relating to the foregoing; (3) monitor the independence and performance of the Company's independent auditor and internal auditing function; (4) provide an avenue of communication among the Board, the independent auditor, management and persons responsible for the internal audit function; and (5) prepare an Audit Committee report as required by the Securities and Exchange Commission ("SEC") to be included in the Company's annual proxy statement.
The Committee shall have full and unrestricted access to all books, records, facilities and personnel of the Company as required or appropriate in the Committee's sole discretion to properly discharge its responsibilities. The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities. The Committee has the authority to retain, at the Company's expense, special legal, accounting or other consultants it deems necessary in the performance of its duties. The Committee has the authority to determine the amount of, and require the Company to pay, compensation to the independent auditor for services rendered to the Company, compensation to any independent legal, accounting and other advisors retained to advise the Committee, and any administration expenses that are necessary or appropriate in the Committee's sole discretion in the carrying out of the Committee's duties.

COMPOSITION:
The Audit Committee shall consist of at least three directors appointed by the Board. Members of the Committee shall serve at the pleasure of the Board and the Board shall designate a Chairperson of the Committee. All members of the Committee shall be independent directors, free from any relationship that would interfere with the exercise of independent judgment. Committee members shall meet the independence and expertise requirements of the SEC and the New York Stock Exchange (the "NYSE"), as the same may be modified or supplemented. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of their appointment to the Committee. At least one member of the

Committee shall have accounting or related financial management experience and qualify as an "audit committee financial expert" in accordance with the requirements of the SEC, as the same may be modified or supplemented.
Subject to the authority of the Committee to delegate certain functions as described below, the Committee shall meet at least four times annually. A majority of the members of the Committee entitled to vote, either present in person or by means of remote communication or represented by proxy, shall constitute a quorum of the Committee. A majority of the members in attendance shall decide any question brought before any meeting of the Committee.

RESPONSIBILITIES:
The following functions shall be the common recurring activities of the Committee in carrying out its oversight function.

Review/Discussion/Assessment Procedures

1. Review annually with management and the independent auditor the scope and general extent of the independent auditor's examination prior to the commencement of the annual audit.

2. Discuss the Company's annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations". Based on such discussion, the Committee shall determine whether to recommend to the Board that the annual audited financial statements be included in the Company's Annual Report filed under the rules of the SEC. The Committee may designate the Chairperson of the Committee to act on behalf of the Committee in such discussions regarding the Company's quarterly financial statements.

3. From time to time, discuss and review generally the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

4. Discuss guidelines and policies with respect to risk assessment and risk management and meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

5. Meet separately, periodically, with management, persons responsible for the internal audit function and the independent auditor.

6. In consultation with management, the independent auditor and persons responsible for the internal audit function, consider the integrity of the Company's financial reporting processes and controls and review any significant findings prepared by the independent auditor and persons responsible for the internal audit function together with management's response(s).

7. From time to time, review and discuss with management and/or the independent auditor, significant financial reporting matters and judgments made in connection with the preparation of the Company's financial statements, and significant issues regarding accounting principles and financial statement presentations, including changes to the application of accounting principles.

8. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

9.       Report regularly to the Board of Directors.

10. Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

11.      Review and assess the adequacy of the Committee's performance annually.

Independent Auditor

12.      The independent  auditor shall report  directly to the Committee.
         The Committee shall have the sole authority to, and shall, directly appoint, retain, set the terms of engagement of, evaluate, terminate (when circumstances warrant), oversee and cause the Company to compensate the Company's independent auditor for the purpose of preparing or issuing an audit report or performing other audit, audit-related or attest services for the Company. Annually, the Committee shall review the independence and performance of the independent auditor, appoint the independent auditor, seek ratification of such appointment by the Company's shareholders and approve the fees to be paid to the independent auditor.

13. Obtain and review, at least annually, a report by the independent auditor describing: the auditor's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditor, and any steps taken to deal with such issues.

14. At least annually, assess the independence of the independent auditor and all relationships between the independent auditor and the Company.

15.      Receive  a  formal  written   statement  from  the  independent
         auditor regarding the auditor's independence, including without limitation, a delineation of all relationships between the auditor and the Company; discuss such statement with the auditor, and if so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor. All engagements for non-audit services by the independent auditor shall be approved by the Committee prior to the commencement of such services. The Committee may designate a member of the Committee to represent the entire Committee for purposes of approval of non-audit services, subject to review by the full Committee at the next regularly scheduled meeting. The Company's independent auditor may not be engaged to perform activities prohibited under the Sarbanes-Oxley Act of 2002, the rules of the Public Company Accounting Oversight Board or the SEC.

16. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

17. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

18. Review with the independent auditor any problems or difficulties encountered by the auditor and any management letter provided by the auditor, together with the Company's response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

19. Review any reports provided by the independent auditor to the Committee as required under the Securities Exchange Act of 1934 with regard to: (a) critical accounting policies and practices used by the Company; (b) alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with management (including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor); and (c) other material written communications between the independent auditor and management, such as any management or internal control letter, or schedule of unadjusted differences.

Internal Audit Function

20. Review the budget, plan, changes in plan, activities, organization structure and qualifications of persons responsible for the Company's internal audit function, as needed.

21. Approve the appointment (including, if applicable, any engagement terms), performance and replacement of persons responsible for the Company's internal audit function.

22. Review significant reports prepared by persons responsible for the internal audit function together with management's response to these reports.

Other Responsibilities

23. Annually, prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

24. On at least an annual basis, review with the Company's counsel legal matters that may have a material impact on the Company's financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

25. Set clear policies for the hiring, by the Company, of current or former partners, principals, shareholders or employees of the independent auditor in accordance with applicable law.

26. Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

LIMITATIONS OF COMMITTEE'S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.
In carrying out its responsibilities, the Committee and its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances and, accordingly, the Committee may diverge from the foregoing functions as appropriate given the circumstances.

DELEGATION

The Committee may, in its discretion, delegate all or a portion of its authority and responsibilities to subcommittees (which may be the Chairperson of the Committee or any one or more other members) of the Committee as it deems appropriate and as permitted by applicable laws and regulations.

URSTADT BIDDLE PROPERTIES INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
To be held on March 10, 2004

                         THIS PROXY IS SOLICITED BY THE
              BOARD OF DIRECTORS OF URSTADT BIDDLE PROPERTIES INC.

The undersigned hereby constitutes and appoints Willing L. Biddle and Thomas D. Myers, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and vote all Class A Common Stock or Common Stock, par value $.01 per share, as appli-cable, of Urstadt Biddle Properties Inc. (the Company) held of record as of the close of business on January 26, 2004, at the Annual Meeting of Stockholders of the Company (the Annual Meeting) to be held at Doral Arrowwood, Rye Brook, New
York, on Wednesday, March 10, 2004, and at any adjournments or postponements thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted (i) FOR the election of one Director of the Company to serve for one year and three Directors of the Company to serve for three years, as set forth in Proposal 1; (ii) FOR the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the ensu-ing fiscal year, as set forth in Proposal 2; (iii) FOR the amendment of the Company's Dividend Reinvestment and Share Purchase Plan; and (iv) FOR the amendment of the Company's Restricted Stock Award Plan. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. A stockholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the enclosed envelope.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement and the Company's Annual Report to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised by filing a notice of such revocation, by filing a later dated proxy with the Secretary of the Company or by voting in person at the Annual Meeting.

(Continued and to be signed and dated on reverse side.)

URSTADT BIDDLE PROPERTIES INC.
P.O. BOX 11040
NEW YORK, N.Y. 10203-0040

To change your address, please mark this box. x

Please vote and sign on this side
and return promptly in the
enclosed envelope. Do not forget
to date your proxy.
x

Please sign name exactly as shown. When there is more than one holder, each should sign. When signing as an attorney, administrator, guardian or trustee, please add your title as such. If execut-ed by a corporation or partnership, the proxy should be signed by a duly authorized person, stating his or her title or authority.

DETACH PROXY CARD HERE

Votes must be indicated
(x) in Black or Blue ink.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THESE PROPOSALS

Proposal 1. To elect one Director to serve for one year and three Directors to serve for three years.
Nominees to serve for one year: Charles D. Urstadt.
Nominees to serve for three years: Willing L. Biddle, E. Virgil Conway and Robert J. Mueller.
FOR all nominees WITHHOLD AUTHORITY to vote * EXCEPTIONS listed below for all nominees listed below
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the Exceptions box and write that nominee's name in the space provided below.)
*Exceptions ____________________________________________________________

Proposal 2. To ratify the appointment of Ernst & Young
LLP as the independent auditors of the
Company for one year.
x x x
FOR AGAINST ABSTAIN

Proposal 3. To amend the Company's Dividend
Reinvestment and Share Purchase Plan.
x x x
FOR AGAINST ABSTAIN

Proposal 4. To amend the Company's Restricted
Stock Award Plan.
x x x
FOR AGAINST ABSTAIN

Date Share Owner sign here Co-Owner sign here
Please sign exactly as your name appears hereon. When signing in a representative capacity, please give full title.
FOR AGAINST ABSTAIN